UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

DIONEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of jurisdiction of incorporation)

000-11250 (Commission File No.)	94-2647429 (IRS Employer Identification No.)

1228 Titan Way
Sunnyvale, CA 94088
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 737-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Second Amendment to Credit Agreement

     On December 14, 2004, Dionex Corporation (the “Company”) executed an amendment (the “Amendment”) to its existing Credit Agreement with Wells Fargo Bank, National Association (“Wells Fargo”), dated November 13, 2000, as amended (the “Credit Agreement”). The Amendment extends the last day on which Wells Fargo will make advances to the Company under the line of credit provided by the Credit Agreement from December 31, 2004 to December 31, 2006.

     The summary and the description of the Amendment contained herein are qualified in their entirety by reference to the full text of the Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

2004 Equity Incentive Plan

     On October 22, 2004, the Company’s stockholders, upon the recommendation of the Board of Directors, approved the Company’s 2004 Equity Incentive Plan (the “2004 Incentive Plan”) as the successor to, and continuation of, the Company’s Stock Option Plan (the “Option Plan”) and the Company’s 1988 Directors’ Stock Option Plan (the “Directors’ Plan”). The 2004 Incentive Plan is a single, comprehensive equity incentive plan that provides the Company with greater flexibility than the predecessor plans to design and offer equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, including stock appreciation rights, stock purchase awards, stock bonus awards and stock unit awards.

     Following approval by the Company’s stockholders of the 2004 Incentive Plan, all outstanding options under the Option Plan and the Directors’ Plan now are subject to the 2004 Incentive Plan, and no further options will be granted under the Option Plan or the Directors’ Plan. The maximum number of shares of common stock available for issuance under the 2004 Incentive Plan is 3,520,119, consisting solely of the number of shares of common stock that the Company estimates were carried over from the Option Plan and the Directors’ Plan, including shares subject to outstanding options under those predecessor plans.

     A summary of the material features of the 2004 Incentive Plan is set forth in the Company’s Proxy Statement for the 2004 Annual Meeting of Stockholders (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on September 17, 2004. The summary and the description of the 2004 Incentive Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2004 Incentive Plan, the form of agreement used in connection with grants to non-employee directors and the form of agreement used in connection with grants to persons other than non-employee directors filed as Exhibits 99.1, 99.2 and 99.3, respectively, to the Company’s Registration Statement on Form S-8, filed with the SEC on December 8, 2004.

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated December 1, 2004, between Dionex Corporation and Wells Fargo Bank, National Association.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Dionex Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIONEX CORPORATION
Dated: December 22, 2004	By:	/s/ Craig A. McCollam
Craig A. McCollam Vice President, Finance and Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated December 1 2004, between Dionex Corporation and Wells Fargo Bank, National Association.

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